Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release of All Claims (the “Agreement”) is made and entered into this 26th day of February, 2010, by the following parties (the “Parties”):

The “Releasors”: MedCom USA, Inc. (“MedCom”); Card Activation Technologies, Inc. (“Card”); AND

The “Releasees”:  William P. Williams, Eva Williams, Wilcom, Inc., W.P.W. Aircraft, LLC, Williams Family Trust, and American Nortel Communications, Inc.

RECITALS

A.     MedCom and Card filed a Complaint in the United States District Court, District of Arizona, Cause No. 2:09-cv-00298, which sought damages, injunctive relief, and other relief against certain Releasees (the "Complaint" or "Lawsuit").  Later in 2009, with an interest in resolving any claims between them outside of court, the parties to the Lawsuit agreed to enter into a Tolling Agreement and to dismiss the Lawsuit without prejudice ..  Thereafter, the Tolling Agreement was executed, and, on August 25, 2009, the Lawsuit was dismissed without prejudice pursuant to stipulation.

B.     The Parties to this Agreement desire to settle and discharge all claims which are or might have been the subject of the Lawsuit, all claims related thereto, and any other claims or disputes between them.

C.     The Parties acknowledge that this Agreement is without any acknowledgement of fault by any party.  It is agreed that the resolution set forth in this document reflects a disposition of disputed claims.  The Parties agree that the promises made within this agreement, including the payment of any amounts, will not constitute an admission of liability.

AGREEMENT

WHEREAS, the Parties acknowledge the risks and expenses of further litigation and have now reached an agreement for the settlement and mutual release of all such claims on the Terms and Conditions described below, herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, it is mutually agreed as follows:

1.	Mutual Release and Discharge.

1.1.      In consideration of the payments, covenants, consideration, and Terms and Conditions set forth herein this Agreement, the sufficiency of which is hereby acknowledged, Releasors and each of them, for themselves and their successors and assigns, and any and all others claiming through them or on their behalf, hereby completely release, acquit and forever discharge Releasees and each of them of and from any and all claims, demands, obligations, actions, causes of action, rights, damages, costs, losses of services, expenses and compensation of any nature whatsoever, whether based in tort, contract, or other theories of recovery, and whether for compensatory or punitive damages or for declaratory or injunctive relief, whether known or unknown, past or present or suspected or unsuspected, which were raised or might have been raised in connection with the Litigation or in any way relate to or arise out of the facts or circumstances alleged within the pleadings of the litigation, or which relate to or arise out of the corporate operations and governance of MedCom and Card.  This Agreement shall be fully binding and a complete settlement between Releasors and Releasees of all claims by Releasors.

1.2.      In consideration of the payments, covenants, consideration, and Terms and Conditions set forth herein this Agreement, the sufficiency of which is hereby acknowledged, Releasees and each of them, for themselves and their successors and assigns, and any and all others claiming through them or on their behalf, hereby completely release, acquit and forever discharge Releasors and each of them of and from any and all claims, demands, obligations, actions, causes of action, rights, damages, costs, losses of services, expenses and compensation of any nature whatsoever, whether based in tort, contract, or other theories of recovery, and whether for compensatory or punitive damages or for declaratory or injunctive relief, whether known or unknown, past or present or suspected or unsuspected, including, but not limited to, any and all claims which were raised or might have been raised in connection with the Litigation or in any way relate to or arise out of the facts or circumstances alleged within the pleadings of the Litigation, or which relate to or arise out of the corporate operations and/or governance of MedCom and/or Card, or arise out of or relate to William Williams' employment with MedCom or Card, or which arise out of or relate to any debts, contracts, obligations, business dealings or relationships between MedCom and/or Card on the one hand and Releasees or any of them on the other hand.  This Agreement shall be fully binding and a complete settlement between Releasees and Releasors of all claims by Releasees.

2.	Terms and Conditions.

2.1.      Return of Shares of MedCom and Card by Releasees.  Within three(3) days of the execution of this Agreement by all Parties, Releasees will transfer all shares of Card and MedCom owned or controlled, directly or indirectly, by one or more of them to MedCom or Card.  With respect to shares of MedCom and Card owned by American Nortel Communications, Inc. ("Nortel"), which is controlled by Releasee William P. Williams, Releasees will take all steps necessary to transfer MedCom and Card shares owned by Nortel to MedCom or Card in an amount equal to the cumulative percentage of outstanding shares of Nortel owned by Releasees other than Nortel multiplied by the total number of MedCom and Card shares owned by Nortel.  For example, if Releasees other than Nortel, own a combined total of 75 percent of the outstanding shares of Nortel, Releasees will cause the transfer to MedCom or 75 percent of the MedCom shares owned by Nortel and will cause the transfer to Card of 75 percent of the Card shares owned by Nortel.  Upon request of MedCom or Card, Releasees will provide such information as is necessary to evidence their percentage ownership of Nortel and Nortel's ownership of shares of MedCom and Card.  With respect to all shares to be transferred pursuant to this Agreement, MedCom shares will be transferred to MedCom and Card shares will be transferred to Card.

2.2.      Cooperation by William P. Williams.  William P. Williams will cooperate with MedCom and Card, to the extent reasonable, in providing documents and information concerning MedCom and Card that are requested by MedCom or Card and by providing other reasonable services requested by the Board of Directors or President of MedCom or Card..

2.3.      Non-Solicitation Agreement.  Releasees hereby enter into a non-solicitation agreement as follows:

2.3.1.    Non-Solicitation of Employees:  During the “Restricted Term” (as defined herein) Releasees, and each of them, will not, either directly or indirectly, solicit for employment, hire, or cause or assist others to solicit for employment or hire any person who, as of the date of the execution of this Agreement was employed by MedCom and/or Card.

2.3.2.    Non-Solicitation of Customers:  During the “Restricted Term” (as defined herein) each Releasee will not, either directly or indirectly, have any contact with any customer of MedCom or Card for the purpose of providing services (including, but not limited to, calling upon, meeting with, or communicating with the customer; providing any information, advice, support or knowledge regarding the customer; or providing “Confidential Information” (as defined herein) for himself/herself, or as an employee, agent, independent contractor, or in any other business relationship.  The term “Customer” is understood to be defined broadly to include (among others and without limitation) any individual, entity, or association who currently pays, has paid, or is under a promise, obligation, agreement, or contract to pay MedCom and/or Card for products, programs, or services.

2.3.3.    “Confidential Information” means all information (whether acquired prior or subsequent to the date hereof) identified as proprietary, business, confidential, or secret, or which, from the circumstances, in good faith and good conscience, ought to be treated as proprietary, confidential, or secret including, but not limited to, information relating to research; product plans; products; services; software; developments; inventions; processes; formulas; technology; designs; drawings; engineering; hardware configuration information; marketing, finances; advertising, pricing information and strategies; market studies; staffing and pay information and policies, including bonus and incentive pay structures; franchise or distribution agreements and arrangements; price lists; computer programs and software; customer lists and customers; and any other information concerning MedCom's or Card's business or operations or any of its customers, employees, shareholders, investors and business associates.

2.3.4.    “Restricted Period.  The Restricted Period for purposes of this provision shall be one (1) year from the date of the execution of this Agreement.

2.4.      Representations and Warranties by Releasees.  Releasees represent and warrant as follows:

Releasees own or control shares of MedCom and Card in the following totals, which will be transferred to MedCom or Card as stated above:

WilCom, Inc. owns 3,018,333 shares of MedCom and 7,233,333 shares of Card.

Williams Family Trust owns 2,586,500 shares of  MedCom and 2,586,500 shares of Card.

William P. Williams owns 50,000 shares of MedCom and 10,000 shares of Card.

Eva Williams owns 200,000 shares of MedCom and 200,000 shares of Card.

Nortel owns 20,801,169 shares of MedCom and 20,172,044 shares of Card.  Releasees other than Nortel own a cumulative total of 70 percent of Nortel's outstanding shares, and thus Releasees will cause the transfer of 70 percent of the shares of MedCom owned by Nortel (14,560,818 shares) and 70 percent of the shares of Card owned by Nortel (14,120,431 shares) to MedCom or Card.

3.	Additional Representations, Warranties, and Conditions.

3.1.      General Release.  The parties hereby acknowledge and agree that the Releases set forth above are general releases and expressly waive and assume the risk of any and all claims which exist as of this date, but of which the Parties do not know or suspect to exist, whether through ignorance, oversight, error, negligence, gross negligence or otherwise, and which, if known, would materially affect any Party’s decision to enter into this Agreement, except as provided in Section 2.6 above.

3.2.      Duty of Cooperation.  Each Party agrees to cooperate fully and to execute and/or authorize its counsel to execute all such further documents as shall be necessary or helpful to carry out the provisions of this Agreement, and to take all additional actions which may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement, including (among others and without limitation) the filing, submission, and/or delivery of documents to any court, governing body or bank.

3.3.      Entire Agreement and Successors in Interest.  This Agreement contains the entire, single, integrated Agreement between Releasors and Releasees with regard to the matters set forth herein and shall be binding upon and inure to the benefit of the executors, administrators, affiliates, representatives, heirs, successors, and assigns of each.  The parties to this Agreement acknowledge and agree that no promise, inducement, agreement, or other representation has been offered, made, or relied upon except as set forth in this Agreement.  This Agreement supersedes and prior agreements, written or oral, regarding the subject hereof.

3.4.      Representation of Comprehension of Document.  By entering into this Agreement, the Parties represent that they have relied upon the legal advice of their attorneys, who are the attorneys of their own choice, and that the terms of this Agreement have been completely read by them and explained to them by their attorneys, and that those terms are fully understood and voluntarily accepted by all Parties.

3.5.      Governing Law.  This Agreement shall be construed, governed, and interpreted in accordance with and pursuant to the laws of the State of Arizona.

3.6.      Effectiveness.  This Agreement shall become effective following its execution by the Parties.  This Agreement may be executed in counterparts and the executed signature pages may be exchanged by facsimile or electronically.  Each counterpart shall be deemed an original and all taken together shall constitute one and the same instrument.  If executed in counterparts, the counterpart signature pages may all be attached to one document, which shall constitute the original signed document.

3.7.      Authority to Execute.  The Parties hereby warrant that there are no other persons or entities from whom releases should be obtained for any of the rights, claims, liens, demands, and/or causes of action that they are releasing herein.  Each Party represents and warrants that it owns all rights, title, and interest to any and all claims, causes of action, demands, and indebtedness under this Agreement.

3.8.      Construction.  Nothing in this Agreement is intended to be, or should be construed as, an admission by any of the Parties of liability, error, omissions, wrongdoing, misconduct, breach of duty, or violation of law.

3.9.      Drafting Party.  It is the intent of the Parties hereto that no part of this Agreement be construed for or against any of the Parties and that any statute or rule of construction stating or inferring that ambiguities are to be resolved against the drafting party(ies) shall not be employed in the interpretation of this Agreement.  The Parties further represent and state that each Party and/or its counsel participated in the drafting of this Agreement and has been given a full and fair opportunity to review the Agreement before execution.

3.10.    Capacity to Execute Agreement. Each Party hereby represents and warrants, by and through its authorized representative, undersigned, that it has the legal capacity and right and authority to enter into this Agreement and to receive the settlement amount specified above; that no other person or entity has or has had any interest in the claims, rights, causes of action, and/or demands released herein; and that it has not sold, assigned, transferred, conveyed, or otherwise disposed of any of the claims, rights, causes of actions, and/or demands referred to and/or released herein this Agreement.  Each Party understands and agrees that this Agreement shall be binding upon themselves or itself and their past, present, and future predecessors, successors, subsidiaries, and affiliated companies, representatives, agents, attorneys, agencies, departments, entities, and/or assignees.

3.11.    Enforceability. If any provision of this Agreement is found to be unenforceable and/or is stricken, the remaining provisions hereof shall, nevertheless, be carried into effect.

3.12.    Rule 408.  If this Agreement does not become effective for any reason, it shall be deemed negotiation for settlement purposes only and will not be admissible in evidence or usable for any purpose whatsoever.

3.13.    Warranty.  Each party hereby warrants and represents that he or it has not transferred, conveyed, pledged, assigned or made any other disposition of the claimed rights, interest, demands, actions, or causes of action, obligations, or any other matter covered by this Agreement.

3.14.    Defense to Future Suits.  This Agreement may be pleaded as a full and complete defense to any action, suit or other proceeding which may be instituted, prosecuted or attempted for, upon, or in respect of any of the claims released hereby.  The parties agree that any such proceeding would cause irreparable injury to the party against whom it is brought and that any court of competent jurisdiction may enter an injunction restraining prosecution thereof.

3.15.    Amendments.  Any amendment to this Agreement shall be void unless made in writing and signed by all parties or their representatives.

3.16.    Standstill.  Each of the Releasees jointly and severally agrees that during the period commencing on the date hereof and ending on February 28, 2020, without the prior written consent of the Board of MedCom or Card, respectively, specifically expressed in a written resolution adopted by a majority vote of the entire Board of MedCom or Card, as applicable, he, she or it will not, and will cause each of his, her or its Affiliates, Associates, officers, agents and other Persons acting on his, her or its behalf not to:

(i) engage, or in any way participate, directly or indirectly, in any “solicitation” (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) of proxies or consents (whether or not relating to the election or removal of directors) relating to MedCom or Card; seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities of MedCom or Card; initiate, propose or otherwise “solicit” (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) stockholders of MedCom or Card for the approval of stockholder proposals whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act or otherwise; induce or attempt to induce any other Person to initiate any such stockholder proposal; or otherwise communicate with the  stockholders of MedCom or Card or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act;

(ii) form, join or in any way participate in any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities of MedCom or Card;

(iii) deposit any Voting Securities of MedCom or Card in any voting trust or subject any Voting Securities of MedCom or Card to any arrangement or agreement with respect to the voting of any Voting Securities of MedCom or Card, except as expressly set forth in this Agreement;

(iv) otherwise act, alone or in concert with others, to control or seek to control or influence or seek to influence the management, the Board or policies of MedCom or Card;

(v) make any proposal (including publicly disclose or discuss any proposal) or enter into any discussion regarding any of the foregoing, or make any proposal, statement or inquiry, or disclose any intention, plan or arrangement (whether written or oral) inconsistent with the foregoing, or make or disclose any request to amend, waive or terminate any provision of this Agreement;

(vi) have any discussions or communications, or enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other Person in connection with any of the foregoing, or make any investment in or enter into any arrangement with, any other Person that engages, or offers or proposes to engage, in any of the foregoing; or

(vii) take or cause or induce others to take any action inconsistent with any of the foregoing.

3.17     Certain Definitions.  As used in Section 3.16 of this Agreement, (a) the term “Person” shall mean any individual, partnership, corporation, group, syndicate, trust, government or agency, or any other organization, entity or enterprise; (b) the terms “Affiliates” and “Associates” shall have the meanings set forth in Rule 12b-2 under the Exchange Act and shall include Persons who become Affiliates or Associates of any Person subsequent to the date hereof; and (c) the term “Voting Securities” shall mean any securities of MedCom or Card entitled, or which may be entitled, to vote (whether or not entitled to vote generally in the election of directors), or securities convertible into or exercisable or exchangeable for such securities, whether or not subject to passage of time or other contingencies.

WITNESS OUR HANDS on this 26th day of February, 2010.

/s/ William P Williams
William P. Williams

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this ____ day of _______________, 20010, personally appeared WILLIAM P. WILLIAMS known to me to be the person whose name is subscribed on the foregoing Agreement, and acknowledged to me that he read and understood the same and he executed the same for the purpose and consideration and in the capacities therein expressed.

Notary Public

My Commission Expires:
____________________

WITNESS OUR HANDS on this 26th day of February, 2010.

/s/ Eva Williams
Eva Williams

STATE OF _______	)
) ss.
County of ________	)

On this ____ day of _______________, 2010, personally appeared EVA WILLIAMS known to me to be the person whose name is subscribed on the foregoing Agreement, and acknowledged to me that he read and understood the same and he executed the same for the purpose and consideration and in the capacities therein expressed.

Notary Public

My Commission Expires:
____________________

WITNESS OUR HANDS on this 26th day of February, 2010.

Wilcom, Inc.,

/s/ William P Williams
By William P. Williams,

{insert title}

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this ____ day of _______________, 2010, personally appeared WILLIAM P. WILLIAMS known to me to be the person whose name is subscribed on the foregoing Agreement, and acknowledged to me that he read and understood the same and he executed the same for the purpose and consideration and in the capacities therein expressed.

Notary Public

My Commission Expires:
____________________

WITNESS OUR HANDS on this 26th day of February, 2010.

W.P.W. Aircraft, LLC,

/s/ William P Williams
By William P. Williams,

{insert title}

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this ____ day of _______________, 2010, personally appeared WILLIAM P. WILLIAMS known to me to be the person whose name is subscribed on the foregoing Agreement, and acknowledged to me that he read and understood the same and he executed the same for the purpose and consideration and in the capacities therein expressed.

Notary Public

My Commission Expires:
____________________

WITNESS OUR HANDS on this 26th day of February, 2010.

American Nortel Communications, Inc.,

/s/ William P Williams
By William P. Williams,

{insert title}

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this ____ day of _______________, 2010, personally appeared WILLIAM P. WILLIAMS known to me to be the person whose name is subscribed on the foregoing Agreement, and acknowledged to me that he read and understood the same and he executed the same for the purpose and consideration and in the capacities therein expressed.

Notary Public

My Commission Expires:
____________________

WITNESS OUR HANDS on this 26th day ofFebruary, 2010.

Williams Family Trust,

/s/ William P Williams
By William P. Williams,

Trustee

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this ____ day of _______________, 2010, personally appeared WILLIAM P. WILLIAMS known to me to be the person whose name is subscribed on the foregoing Agreement, and acknowledged to me that he read and understood the same and he executed the same for the purpose and consideration and in the capacities therein expressed.

Notary Public

My Commission Expires:
____________________

WITNESS OUR HANDS on this 26th day of February, 2010.

MedCom USA, Inc. &
Card Activation Technologies, Inc.

/s/ Robert Kite
By Robert Kite, Sole Director and Chairman of the Board of Directors of MedCom USA, Inc. & Sole Director and Chairman of the Board of Card Activation Technologies, Inc.

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this ____ day of _______________, 2010, personally appeared ROBERT KITE known to me to be the person whose name is subscribed on the foregoing Agreement, and acknowledged to me that he read and understood the same and he executed the same for the purpose and consideration and in the capacities therein expressed.

Notary Public

My Commission Expires:
____________________